LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 24, 2007

TO THE PROSPECTUS DATED APRIL 16, 2007 OF EACH OF

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Unless otherwise noted, effective August 24, 2007, the following text supplements the currently effective Prospectus for each fund as indicated below:

Management—Portfolio Managers

The below listed funds will be managed by a team of portfolio managers, sector specialists and other investment professionals led by the below listed individuals. Each team is responsible for overseeing the day-to-day operation of the funds:

Legg Mason Partners Investment Grade Bond Fund	S. Kenneth Leech, Stephen A. Walsh, Jeffrey D. Van Schaick, Carl. L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom

Legg Mason Partners Short-Term Investment Grade Bond Fund	S. Kenneth Leech, Stephen A. Walsh, James J. Flick, Andrea A. Mack and Michael C. Buchanan

Portfolio Manager Biographical Information

S. Kenneth Leech

Mr. Leech is a portfolio manager with Western Asset Management Company (“Western Asset”) and has been employed as portfolio manager for Western Asset for at least the past five years.

Stephen A. Walsh

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Jeffrey D. Van Schaick

Mr. Schaick is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Carl L. Eichstaedt

Mr. Eichstaedt is a portfolio manager associated with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Edward A. Moody

Mr. Moody is a portfolio manager with Western Asset and has been employed as a portfolio manager for Western Asset for at least the past five years.

Mark S. Lindbloom

Mr. Lindbloom is a portfolio manager associated with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

James J. Flick

Mr. Flick is a portfolio manager with Western Asset and has been employed as a portfolio manager for Western Asset for at least the past five years.

Andrea A. Mack

Ms. Mack is a portfolio manager with Western Asset and has been employed as a portfolio manager for Western Asset for at least the past five years.

Michael C. Buchanan

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was

Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

Investment Strategies—Emerging Market Countries

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Government Securities Fund

Any references to an emerging market country in the Prospectuses of the funds listed above shall mean any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

Investment Strategies—Derivatives

Legg Mason Partners Government Securities Fund

Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Short-Term Investment Grade Bond Fund

In addition to the other uses of derivatives, as described in the Prospectuses of the funds listed above, the funds may also use derivatives for purposes of enhancing returns.

Performance—Benchmarks

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Investment Grade Bond Fund

The performance table included in the Prospectus of each fund listed above shows how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index, typically referred to as a benchmark. The fund’s benchmark was changed as described below to better reflect the composition of the fund’s portfolio holdings.

Legg Mason Partners Global High Yield Bond Fund’s benchmark was changed from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market. Please note that an investor can not invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

The average annual total returns for the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index for the 1, 5 and 10 year periods ended December 31, 2006 were as follows:

Average Annual Total Returns (for periods ended December 31, 2006)

Index	1 year	5 years	10 years
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	10.76%	10.20%	6.63%

Legg Mason Partners Investment Grade Bond Fund’s benchmark was changed from the Citigroup Credit 10yr+ Index to the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). Please note that an investor can not invest directly in an index. An index does not reflect deductions for fees, expenses or taxes. The average annual total returns for the Lehman Brothers U.S. Credit Index for the 1, 5 and 10 year periods ended December 31, 2006 were as follows:

Average Annual Total Returns (for periods ended December 31, 2006)

Index	1 year	5 years	10 years
Lehman Brothers U.S. Credit Index	4.26%	5.90%	6.56%

Closing of Class I shares

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Short-Term Investment Grade Bond Fund

Effective October 17, 2007, the fund’s Class I Shares will be closed to all new purchases and incoming exchanges. Investors owning Class I shares on that date will be permitted to continue to add to their Class I share positions. Please contact your Service Agent for more information.

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